                            JOINT FILING INFORMATION

Reporting Person:         THE DUGABOY INVESTMENT TRUST

Address:                  300 CRESCENT COURT, SUITE 700
                          DALLAS, TEXAS 75201

Designated Filer:         THE DUGABOY INVESTMENT TRUST

Issuer and Symbol:        NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:      2/18/2016

                          /s/ Nancy Marie Dondero, Trustee
Signature:                ---------------------------------------
                          Nancy Marie Dondero, Trustee

Reporting Person:         DONDERO, NANCY MARIE

Address:                  1010 CRESCENT BEACH ROAD
                          VERO BEACH, FLORIDA 32963

Designated Filer:         THE DUGABOY INVESTMENT TRUST

Issuer and Symbol:        NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:      2/18/2016

                          /s/ Nancy Marie Dondero
Signature:                ---------------------------------------
                          Nancy Marie Dondero

Reporting Person:         DONDERO, JAMES D.

Address:                  300 CRESCENT COURT, SUITE 700
                          DALLAS, TEXAS 75201

Designated Filer:         THE DUGABOY INVESTMENT TRUST

Issuer and Symbol:        NEXPOINT CREDIT STRATEGIES FUND ("NHF")

Date of Event
Requiring Statement:      2/18/2016

                          /s/ James D. Dondero
Signature:                ---------------------------------------
                          James D. Dondero